SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): November 11, 2002

                                  AT&T CORP.

              (Exact Name of Registrant as Specified in Charter)

                                   New York

                (State or Other Jurisdiction of Incorporation)

               1-1105                              13-4924710

      (Commission File Number)         (IRS Employer Identification No.)


      900 Routes 202-206 North                       07921
       Bedminster, New Jersey

   (Address of Principal Executive                 (Zip Code)
              Offices)


      Registrant's telephone number, including area code: (908) 221-2000


                                Not Applicable

        (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.      OTHER EVENTS.


      On November 11, 2002, AT&T Corp. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)   Exhibits.


      Exhibit 99.1 Press Release, dated November 11, 2002.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 11, 2002                           AT&T CORP.
                                                  (Registrant)



                                      By:    /s/ Robert S. Feit
                                          ------------------------------
                                          Name:  Robert S. Feit
                                          Title: Vice President--Law and
                                               Secretary

                                  EXHIBIT INDEX
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        99.1         Press Release, dated November 11, 2002.